SCHEDULE 14 C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     Of the Securities Exchange Act of 1934



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         240.14a-12

                            REINHOLD INDUSTRIES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

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                          REINHOLD INDUSTRIES, INC.
                           12827 EAST IMPERIAL HIGHWAY
                       SANTA FE SPRINGS, CALIFORNIA 90670

                              INFORMATION STATEMENT

         This Information Statement is furnished by Reinhold Industries, Inc. ("Reinhold" or "Company") in connection with the Written Consent of Shareholders of Reinhold Industries, Inc. To Action Without A Meeting, dated September 8, 2000 ("Written Consent of Shareholders"). The Written Consent of Shareholders approves the Second Amended and Restated Certificate of Incorporation, which amends the Corporation's existing Amended and Restated Certificate of Incorporation to: (i) decrease the number of total authorized shares from 50,000,000 to 5,000,000; (ii) decrease the number of authorized shares of Common Stock from 45,000,000 to 4,750,000; and (iii) decrease the number of authorized shares of preferred stock from 5,000,000 to 250,000. The Board of Directors' authority to establish the rights and preferences of any series of preferred stock prior to the issuance of any such series and to issue preferred stock in one or more series, without further approval of stockholders of the Company, remains unchanged. The primary purpose of the amendment is to reduce the number of authorized shares in order to reduce the minimum franchise tax payable to the State of Delaware.

         The shares of Class A Common Stock are the only class of voting securities of Reinhold outstanding. Each share of Class A Common Stock is entitled to one vote per share on all matters submitted to a vote of the shareholders. Affirmative votes of the holders of at least a majority of the outstanding shares of Class A Common Stock were required to approve the amendments to Reinhold's Amended and Restated Certificate of Incorporation. Under the applicable provisions of the Delaware General Corporation Law, the Company's stockholders have no appraisal rights with respect to the proposed amendments. The Second Amended and Restated Certificate of Incorporation shall be filed with the Delaware Secretary of State twenty (20) days following the date of this Information Statement, at which time the amendments will become effective.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The  text  of  the  Second   Amended  and   Restated   Certificate   of
Incorporation is set forth in Exhibit A attached to this Information Statement and is incorporated by reference herein.

September 27, 2000

                                                     /s/BRETT R. MEINSEN

                                                     BRETT R. MEINSEN
                                                     Secretary

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                                    EXHIBIT A

                           SECOND AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION OF
                            REINHOLD INDUSTRIES, INC.
                          PURSUANT TO SECTION 242 & 245
    (Originally incorporated April 12, 1990 under the name KEENE CORPORATION)

                                    ARTICLE I

The name of the corporation (the "Corporation") is:  Reinhold Industries, Inc.


                                   ARTICLE II

The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL")

                                   ARTICLE IV

SECTION 1. Capital Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 5,000,000 shares, consisting of 4,750,000 shares of Class A Common Stock, par value $.01 per share ("Common Stock"), and 250,000 shares of Preferred Stock, par value $.001 ("Preferred Stock").

SECTION 2.  Common Stock.

(a) Subject to any voting rights that may be conferred upon the holders of any series of the Preferred Stock established by the Board of Directors pursuant to authority herein provided, and except as otherwise provided by law, the shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.

(b) Subject to any limitations prescribed in this Article IV and any further limitations prescribed in accordance therewith, and subject to any prior rights that may be conferred upon the holders of any series of the Preferred Stock established by the Board of Directors pursuant to authority herein provided, and except as otherwise provided by law, the holders of shares of Common Stock shall be entitled to receive when and as declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, pro rata dividends payable either in cash, in property or securities of the Corporation.

(c) Subject to any prior rights that may be conferred upon the holders of any series of the Preferred Stock established by the Board of Directors pursuant to authority herein provided, holders of shares of Common Stock will be entitled to receive pro rata all of the remaining assets of the Corporation available for distribution to its stockholders in the event of any liquidation, dissolution or winding up of the Corporation.

SECTION 3. Preferred Stock. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock. Except as may be required by law, the shares in any series of Preferred Stock or any shares of stock of any other class need not be identical. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

(a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

(b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

(d) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

(e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, or the Corporation;

(f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities (whether or not issued by the Corporation) and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class of stock; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

Except to the extent otherwise expressly required by law (i) no share of Preferred Stock shall have any voting rights other than those which shall be fixed by the Board of Directors by resolution pursuant to this Section and (ii) no shares of Common Stock shall have any voting rights with respect to any amendment to the terms of any series of Preferred Stock; provided however, that in the case of this clause (ii) the terms of such series of Preferred Stock, as so amended, could have been established without any vote of any shares of Common Stock.

                                    ARTICLE V

The number of directors on the Board of Directors shall be fixed by, or determined in the manner specified in, the By-laws.

                                   ARTICLE VI

The Board of Directors is expressly authorized to exercise all powers granted to the directors by law except as such powers are limited or denied herein or in the Bylaws of the Corporation. In furtherance of such powers, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

                                   ARTICLE VII

1. The Corporation shall indemnify to the fullest extent permitted under and in accordance with the laws of the State of Delaware, as amended from time to time, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee or agent of or in any other capacity of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

2. Expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit proceeding shall (in the case of any action, suit or proceeding against a director of the Corporation) or may (in the case of any action, suit or proceeding against an officer, trustee, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this paragraph.

3. The indemnification, advancement of expenses and other rights set forth in this Paragraph shall not be exclusive of any provisions with respect thereto in the Bylaws or any other contract or agreement between the Corporation and any officer, director employee or agent of the Corporation.

4. Neither the amendment nor repeal of this Article VII, subparagraphs 1, 2 or 3, nor the adoption of any provision of the Certificate of Incorporation inconsistent with Article VII, subparagraphs 1, 2 or 3, shall eliminate or reduce the effect of this Article VII, subparagraphs 1, 2 and 3, in respect of any matter occurring before such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right indemnification or right to receive expenses pursuant to this Article VII, subparagraphs 1, 2 or 3, if such provision had not been amended or repealed or if a provision inconsistent therewith had not been so adopted.

5. No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (A) shall be liable under Section 174 of the DGCL or any amendment thereto or successor provision thereto, or (B) shall be liable by reason that, in addition to any and all other requirement for liability, he or she: (i) shall have breached his or her duty of loyalty to the Corporation or its stockholders; (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith; (iii) shall have acted in a manner involving intentional misconduct or knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law; or (iv) shall have derived an improper personal benefit.

If the Delaware General Corporation Law is amended after the date of incorporation of the Corporation to authorize corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by statute.

IN WITNESS WHEREOF, Reinhold Industries, Inc. has caused this certificate to be signed and attested to this 27th day of September, 2000.

Dated: September 27, 2000



ATTEST:                                  REINHOLD INDUSTRIES, INC.


By:_______________________             By:__________________________
Name:  Brett Meinsen                        Name: Michael T. Furry
Title: Secretary                            Title: President